                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


       KNOW ALL BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS FRED HASSAN, CHRISTOPHER COUGHLIN, AND RICHARD COLLIER, AND EACH OF THEM INDIVIDUALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER AND IN ANY AND ALL CAPACITIES, TO SIGN THIS REGISTRATION STATEMENT AND ANY AND ALL AMENDMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS) TO THIS REGISTRATION STATEMENT, AND TO FILE SUCH REGISTRATION STATEMENT AND ALL SUCH AMENDMENTS OR SUPPLEMENTS, WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, THEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTES OR SUBSTITUTE, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

SIGNATURE                                                           TITLE
---------                                                           -----
 /s/ Fred Hassan                                Chief Executive Officer and Director
-----------------------------------
Fred Hassan

 /s/ Frank C. Carlucci                          Director
-----------------------------------
Frank C. Carlucci

 /s/ Michael Kantor                             Director
-----------------------------------
Michael Kantor

 /s/ Gwendolyn S. King                          Director
-----------------------------------
Gwendolyn S. King

 /s/ Olof Lund                                  Director
-----------------------------------
Olof Lund

 /s/ John E. Robson                             Director
-----------------------------------
John E. Robson

 /s/ Bengt Samuelsson                           Director
-----------------------------------
Bengt Samuelsson

 /s/ M. Kathryn Eickhoff                        Director
-----------------------------------
M. Kathryn Eickhoff

 /s/ Philip Leder                               Director
-----------------------------------
Philip Leder

 /s/ Berthold Lindqvist                         Director
-----------------------------------
Berthold Lindqvist

 /s/ John S. Reed                               Director
-----------------------------------
John S. Reed

 /s/ William D. Ruckelshaus                     Director
-----------------------------------
William D. Ruckelshaus

 /s/ C. Steve McMillan                          Director
-----------------------------------
C. Steve McMillan

 /s/ William U. Parfet                          Director
-----------------------------------
William U. Parfet

 /s/ Jacobus F. M. Peters                       Director
-----------------------------------
Jacobus F.M. Peters

 /s/ Ulla Reinius                               Director
-----------------------------------
Ulla Reinius

 /s/ Robert B. Shapiro                          Director
-----------------------------------
Robert B. Shapiro

September 20, 2000